________________________________________________________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934 (the "Act")

April 12, 2005

(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25136 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

200, 630 – 4th Avenue S.W.

Calgary, Alberta, Canada T2P 0J9

(Address of principal executive offices)

Telephone Number (403) 777-9250

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Item 9.01.  Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

Not applicable

(b)

Pro forma financial information

Not applicable

(c)

Exhibits:

1.1

Press Release dated April 12, 2005.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 12, 2005

GEOGLOBAL RESOURCES INC.

(Registrant)

/s/ Allan J. Kent

Allan J. Kent

Executive Vice President and CFO

EXHIBIT

Press release dated April 12, 2005

GEOGLOBAL PARTICIPATION IN NEW ONSHORE BLOCK

Calgary, Alberta, Canada, April 12, 2005 - GeoGlobal Resources Inc. (Amex: GGR) announced today that, pursuant to a Deed of Assignment and Assumption executed on April 7, 2005, it has acquired a 20% participating interest from Gujarat State Petroleum Corporation (”GSPC”), in the onshore CB-ON/2 Exploration Block (“Tarapur Block”).

The Tarapur Block covers an area of approximately 1,211 square kilometers and is located in the centre of the Cambay Basin in the State of Gujarat near the Company’s Mehsana Block (285 square kilometers) and the Company’s Sanand and Mirola Block (125 square kilometers).  GSPC is the operator of the Tarapur Block and owns the remaining 80% participating interest.  Oil and Natural Gas Corporation Limited of India has the right to participate into the development of any commercial discovery by acquiring a 30% participating interest as provided under the PSC.  This exercise of this right would result in the reduction of the Company’s participating interest to 14%.

Mr. Jean Paul Roy, President and CEO of GeoGlobal stated “we are very excited about our opportunity to acquire this interest in partnership with GSPC in the Cambay Basin.”

The Tarapur Block is currently nearing the end of the second phase of the work commitment pursuant to the Production Sharing Contract (“PSC”) entered into on April 12, 2000.  GSPC recently drilled the Tarapur #1 well to a depth of 2,250 meters to the top of the Deccan trap.  This well has been logged and cased and is currently being tested and evaluated.  A workover on the Changara #1 well has also been conducted and results are pending testing and evaluation.  The results to date are considered by management to be preliminary and have reached no conclusion as to what, if any, reserves can be declared.  Final testing and evaluation of both wells is expected to be completed by mid May.

Phase two under the PSC for the exploration block will expire on May 22, 2005 and GSPC anticipates entering into the third and final phase after relinquishing, as required under the terms of the PSC, 25% (approximately 405 square kilometers) of the Tarapur Block back to the Government of India.  Phase three has a term of 2½ years and the work commitment is to drill one well to a depth of 3,000 meters or to the Deccan trap.

GeoGlobal entered into a Memorandum of Understanding (“MOU”) with GSPC on October 5, 2004 to acquire the 20% participating interest in the Tarapur Block subject to certain terms and conditions which have been met and approved by both company’s Board of Directors.  Certain of these terms and conditions include payment by the Company for its 20% participating interest in all back costs incurred to date under the PSC which amount to approximately Rs. 2.53 Crore (US$579,523).  These back costs include the re-processing and interpretation of approximately 750 linear kilometers of 2-D seismic, the acquisition of an approximate 42 square kilometers of 3-D seismic, the workover on the Changara #1 well and the drilling of the Tarapur #1 well.  As the holder of a participating interest, the Company will be required to fund its 20% share of all further exploration and development costs incurred on the exploration block.

The Company has further agreed to provide necessary geological and geophysical assistance at no cost to GSPC toward fulfillment of the work commitment made under the PSC in carrying out the exploration activities.

Mr. Jean Roy further stated “modern 3-D seismic technology is required to image the deep targets on the block.  Post drilling enhanced recovery methods will also be required to liberate the light 45 degree API crude tested on the block.”

GeoGlobal Resources Inc., headquartered in Alberta, Canada, is a US publicly traded oil and gas company, which through its subsidiaries is engaged primarily in the pursuit of petroleum and natural gas through exploration and development in India.  Since inception, the Company’s efforts have been devoted to the pursuit of Production Sharing Contracts with the Government of India.  Currently, the Company is focused on the development of high potential exploration targets in the Krishna Godavari basin and the Cambay basin areas.

Cautionary Statement to Investors

This document contain statements which constitute forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995, including statements regarding the plans, intentions, beliefs and current expectations of GeoGlobal Resources Inc., its directors, or its officers with respect to the oil and gas exploration, development and drilling activities being conducted and intended to be conducted and the outcome of those activities on the exploration block in which the Company owns an interest in located offshore on the east coast of India in the Krishna Godavari Basin, the two additional exploration blocks located onshore in western India in the Cambay Basin and on the Tarapur Block in which the Company acquired an interest, and including the estimated cost and timing of those exploration activities ,the extent of activities to be conducted and the outcome of those activities. Investors are cautioned that any such forward-looking statements are not guarantees of the success of the Company's oil and gas exploration, development and drilling activities and involve risks and uncertainties. The Company's actual results may differ materially from those projected in the forward looking statements. There can be no assurance that the drilling and completion of any of the Company's exploratory wells, and the related testing and evaluation, will result in the Company having commercially recoverable reserves of hydrocarbons. There are numerous risks and uncertainties involved in the Company's acquisition of unproved minority interests in the exploration areas, including the possibilities that no discoveries of hydrocarbons are made on the exploration blocks or, if discovered, that such discoveries are determined not to be commercially productive. There can be no assurance that the Company’s drilling program will be successful or that the entire program will be drilled.  There can be no assurance that the Company’s estimates as to the time to complete drilling operations will be accurate.  The blocks are a highly speculative exploration opportunities and pursuing the development of the exploration blocks will involve material risks to the Company.  The Company will be required to fund its share of the costs incurred during the work commitment phase under the Production Sharing Contracts relating to the exploration blocks in the Cambay Basin and the Tarapur Block and there can be no assurance that such funds will be available to the Company in the amounts and when required.  Additional risks and uncertainties arise out of seeking to do business overseas in India where political and other world events may disrupt the Company's plans and intentions.  There can be no assurance that the Company's oil and gas exploration and production activities will be commercially successful or result in material revenues to the Company.  The presence of hydrocarbon reserves on adjacent or contiguous properties is no assurance or necessary or probable indication that hydrocarbons will be found in commercially marketable quantities on the exploration blocks in which the Company holds an interest.  Additional important risk factors are described in the Company's periodic filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-KSB and quarterly reports on Form 10-QSB. The filings may be viewed at http://www.sec.gov. and www.sedar.com.

For further information contact:

Allan J. Kent, Executive VP and CFO

Brent Peters, Director

Carla Driedger, Investor Relations and Corporate Affairs

phone: 416-628-5901

phone: 403-777-9253

fax: 403-777-9199

email: info@geoglobal.com

website: www.geoglobal.com